Exhibit 99.1

Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Director of Marketing	Chief Financial Officer
	(662) 680-1219	(662) 680-1281
	joxford@renasant.com	jim.mabry@renasant.com

RENASANT CORPORATION ANNOUNCES PRICING OF SUBORDINATED NOTES

TUPELO, MISSISSIPPI (May 4, 2026) – Renasant Corporation (NYSE: RNST) (the “Company”), the parent company of Renasant Bank, today announced the pricing of its public offering of $300 million aggregate principal amount of 6.25% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”). The Notes will bear interest from and including May 7, 2026 to, but excluding, June 1, 2031, at a fixed rate of 6.25% per annum, payable semi-annually in arrears. From and including June 1, 2031 to, but excluding, June 1, 2036 (unless redeemed prior to such date), the Notes will bear interest at a floating rate per annum equal to the Three-Month Term SOFR, plus 245 basis points, payable quarterly in arrears. The Company may redeem the Notes, in whole or in part, on or after June 1, 2031, at a price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the date of redemption.

The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The Company intends to use the net proceeds from the Notes offering for general corporate purposes, including the potential redemption of the $40 million aggregate principal amount outstanding of the Company’s 5.50% Fixed-to-Floating Rate Subordinated Notes due September 1, 2031. The offering is expected to close on May 7, 2026, subject to the satisfaction of customary closing conditions.

Keefe, Bruyette & Woods, A Stifel Company, is acting as lead book-running manager for the offering, while Stephens Inc. is acting as active book-running manager. Park Place Capital Securities, Piper Sandler and Raymond James are serving as co-managers.

The Notes are being offered only by means of a prospectus supplement and accompanying base prospectus. The Company has filed a Registration Statement on Form S-3 (File No. 333-284828) (including a base prospectus) under the Securities Act of 1933, as amended, and a related preliminary prospectus supplement dated May 4, 2026 to the base prospectus contained in the registration statement with the Securities and Exchange Commission (the “SEC”), and it will file a final prospectus supplement relating to the offering of the Notes with the SEC.

Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering of the Notes may be obtained by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the base prospectus and the preliminary prospectus supplement if you request it by contacting Keefe, Bruyette & Woods, A Stifel Company, by email at USCapitalMarkets@kbw.com or Stephens Inc. at FISyndicateStephens@stephens.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of either prospectus supplement or the shelf registration statement or prospectus relating thereto.

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank, a 122-year-old financial services institution. Renasant has assets of approximately $27.1 billion and operates 282 banking, lending, mortgage and wealth management offices throughout the Southeast and also offers factoring and asset-based lending on a nationwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This press release may contain or incorporate by reference statements regarding the Company that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” or similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. Management of the Company believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause the Company’s actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into the Company, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities the Company has acquired or may acquire; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) the Company’s ability to remediate the material weakness in its internal control over financial reporting identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 1, 2025 filed with the SEC on March 2, 2026; (vi) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring, mortgage lending and auto lending industries; (vii) the financial resources of, and products available from, competitors; (viii) changes in laws and regulations as well as changes in accounting standards; (ix) changes in governmental and regulatory policy, whether applicable specifically to financial institutions or impacting the United States generally (such as, for example, changes in trade policy); (x) changes in the securities and foreign exchange markets; (xi) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xii) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of the Company’s investment securities portfolio; (xiii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiv) changes in the sources and costs of the capital the Company uses to make loans and otherwise fund its operations due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xv) general economic, market or business conditions, including the impact of inflation; (xvi) changes in demand for loan and deposit products and other financial services; (xvii) concentrations of deposit or credit exposure; (xviii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xix) losses resulting from fraudulent activity, including loan and deposit fraud and social engineering attacks targeting the Company’s customers, employees and third party vendors; (xx) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses, including as a result of sophisticated attacks using artificial intelligence (“AI”) and similar tools; (xxi) civil unrest, natural disasters, epidemics and other catastrophic events in or near the Company’s geographic area; (xxii) geopolitical conditions, including acts or threats of terrorism and actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxiii) the impact, extent and timing of technological changes, including the rapid development of AI technologies; and (xxiv) other circumstances, many of which are beyond management’s control.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

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